Exhibit (4).4

                                 SOUTH ALABAMA
NUMBER                          BANCORPORATION,                         SHARES
_________                             INC.                              ______

                INCORPORATED UNDER THE LAWS OF THE STATE OF ALABAMA

                                           SEE REVERSE FOR CERTAIN DEFINITIONS
THIS
CERTIFIES
THAT




IS THE
OWNER OF

                                                   CUSIP   836234 10 4


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE
            OF ONE CENT ($.01) PER SHARE, OF SOUTH ALABAMA BANCORPORATION, INC.

transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:




 _______________________________                   _________________________
       SECRETARY                                   CHAIRMAN OF THE BOARD



          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT - . . . . Custodian. . .
TEN ENT - as tenants by the entireties                 (Cust)           (Minor)
JT TEN   - as joint tenants with right of          under Uniform Gifts to Minors
survivorship and not as tenants                    Act . . . . . . . . . . .
           in common.                                    (State)
                    Additional abbreviations may also be used though not in the above list.

For value received, . . . . . . . . . . hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

 -------------------------------

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Please print or typewrite name and address, including postal zip code, of assignee

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Shares

     of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

     Dated, . . . . . . . . . . . . . . . . . . . . . . . . .



                              . . . . . . . . . . . . . . . . . . . . . . . . .



     (NOTICE: the signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.)

          THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF TWO CLASSES, COMMON STOCK AND PREFERRED STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.